                                                                    EXHIBIT 99.2


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      I, Jeffrey L. Jacobson, Vice President and Chief Financial Officer of Wesco Financial Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on From 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002


                                          /s/ Jeffrey L. Jacobson
                                       -----------------------------------------
                                       Jeffrey L. Jacobson
                                       Vice President and
                                          Chief Financial Officer
                                       (Chief Financial Officer)